EXHIBIT 10.2.5

AMENDED INTERIM COMMITMENT MODIFICATION

AND SUPPLEMENT TO AMENDED

AND RESTATED CREDIT AGREEMENT

This AMENDED INTERIM COMMITMENT MODIFICATION AND SUPPLEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of October 20, 2026 (the “Effective Date”), by and among EVOLUTION PETROLEUM CORPORATION, a Nevada corporation (“EPC”), EVOLUTION PETROLEUM OK, INC., a Texas corporation (“Evolution Texas”), NGS TECHNOLOGIES, INC., a Delaware corporation (“NGS”), EVOLUTION ROYALTIES, INC., a Delaware corporation (“Evolution Royalties”), EVOLUTION PETROLEUM WEST, INC., a Delaware corporation (“Evolution West”; EPC, Evolution Texas, NGS, Evolution Royalties, and Evolution West are collectively referred to herein as the “Borrowers” and each as a “Borrower”) and the Lenders from time to time party hereto, and MIDFIRST BANK, a federally chartered savings association, in its individual capacity as a Lender ( “MidFirst”) and in its capacity as administrative agent for other Lenders (the “Administrative Agent”).

BACKGROUND

A.	The Borrowers and certain Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 2025 (as amended, restated, supplemented, or otherwise modified from time to time prior to the Effective Date, the “Credit Agreement”).

B.	MidFirst is the Administrative Agent under the Credit Agreement and also a Lender thereunder.

C.	The Borrowers have requested, and MidFirst has agreed, subject to the terms and conditions hereof and the consent of the Lenders under the Credit Agreement, to alter each Lender’s Commitment under the Credit Agreement and to amend the Interim Increased Commitment and Supplement to Amended and Restated Credit Agreement dated as of August 20, 2026 (the “Interim Increase Agreement”). Unless otherwise expressly defined here, all capitalized terms used in this Agreement have their respective meanings set forth in the Credit Agreement.

AGREEMENT

In consideration of these premises, the promises, mutual covenants, and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Revised Commitment.

A.	Notwithstanding anything in section 1 of the Interim Increase Agreement to the contrary, from and including October 20, 2026 (the “Effective Date”) until otherwise reduced, increased or otherwise modified in accordance with the terms of the Credit Agreement, the table at Schedule 2.1 of the Credit Agreement shall be deleted in its entirety and the following is substituted in its place:

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
MidFirst Bank	$171,428,571.43	85.714286%
Prism Bank	$28,571,428.57	14.285714%

TOTAL	$200,000,000	100.00000%

The Administrative Agent shall make appropriate adjustments to the balance of any Loans, Letters of Credit and other Obligations held by each Lender outstanding on the Effective Date to the extent necessary to keep the outstanding Loans, Letters of Credit and other Obligations ratable with any revised pro rata shares arising from any reapportionment of the Commitments under this Agreement.  The Lenders hereby irrevocably direct the Administrative Agent to disburse funds in accordance with the foregoing and each Lender hereby agrees to fund its applicable portion when requested by the Administrative Agent in connection with the foregoing.

C.

Notwithstanding anything in section 4 of the Interim Increase Agreement to the contrary, from the Effective Date hereof, the Borrowing Base and the MFB Margined Collateral Value shall be $70,000,000.00 and remain at such amount until redetermined in accordance with the Credit Agreement.  It is expressly understood that nothing in this Agreement is intended to be deemed an exercise by Borrower of its right to a special determination of the Borrowing Base pursuant to Section 2.9(c) of the Credit Agreement.

2.	Conditions Precedent. The Revised Commitment shall not become effective unless and until each of the following conditions has been satisfied (or waived in writing by MidFirst):

(a)	Agreement. This Agreement, duly executed by the Borrowers, Guarantors, Administrative Agent, and Lenders.

(b)	No Default. No Default or Event of Default shall have occurred and be continuing on the Increase Effective Date or would result from giving effect to the Interim Increased Commitment.

(c)	Representations and Warranties. All representations and warranties of the Borrowers contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (or in all respects if qualified by materiality) on and as of the Increase Effective Date.

3.	Effectiveness. The modifications set forth in this Agreement are incorporated into the Loan Documents, mutatis mutandis. Except to the extent specifically amended by this Agreement, all of the terms, conditions and provisions of the Loan Documents will remain unmodified, and the Loan Documents, as amended and supplemented by this Agreement, are each confirmed as being in full force and effect. All references to the Credit Agreement here or in any other document or instrument between Borrowers and Lenders will be construed to be references to the Credit Agreement as modified by this Agreement.

4.

Relationship to Credit Agreement.  Except as expressly provided herein and as consented to by the Lenders, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement.

5.

Release. Borrowers hereby release, acquit, and forever discharge Lenders, Administrative Agent, and all of Lenders’ and Administrative Agent’s subsidiaries, affiliates, officers, directors, shareholders, agents, employees, attorneys, and representatives, as well as the respective successors and assigns of any and all of them, from any and all claims, actions, causes of action, suits, obligations, defenses, offsets against indebtedness, and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, which they ever had or now have against such persons.

6.

Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to conflicts of law principles. The Borrowers hereby submit to the jurisdiction provisions set forth in the Credit Agreement.

7.

Counterparts; Effectiveness.  This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original, but all of which constitute one instrument.  In making proof of this Agreement, it will not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signatures immediately following]

BORROWERS:	EVOLUTION PETROLEUM CORPORATION, a Nevada corporation

By:	/s/ KELLY LOYD
Kelly Loyd
Chief Executive Officer and President

EVOLUTION PETROLEUM OK, INC., a Texas corporation

By:	/s/ KELLY LOYD
Kelly Loyd
Chief Executive Officer and President

NGS TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ KELLY LOYD
Kelly Loyd
Chief Executive Officer and President

EVOLUTION ROYALTIES, INC., a Delaware corporation

By:	/s/ KELLY LOYD
Kelly Loyd
Chief Executive Officer and President

EVOLUTION PETROLEUM WEST, INC., a Delaware corporation

By:	/s/ KELLY LOYD
Kelly Loyd
Chief Executive Officer and President

MIDFIRST:MIDFIRST  BANK,

as Administrative Agent and Lender

By:	/s/ CHAY KRAMER
Chay Kramer
Senior Vice President

LENDER:	PRISM BANK

By:	/s/ MICHAEL AHOLT
Michael Aholt
SVP, Commercial Relationship Manager

CONSENT AND REAFFIRMATION OF GUARANTORS

Each of the undersigned guarantors (each a “Guarantor” and collectively the “Guarantors”) has executed and delivered to the Administrative Agent an agreement of guaranty (each a “Guaranty”), under which each Guarantor guaranteed payment and performance of the Guaranteed Indebtedness of the Borrowers (as used here the term “Guaranteed Indebtedness” has the meaning respectively assigned to it in each Guaranty) to the Lenders under the Credit Agreement.

Each Guarantor: (i) acknowledges and consents to the foregoing Agreement, (ii) ratifies and reaffirms his, her, or its obligations under its respective Guaranty, and (iii) confirms that its Guaranty remains in full force and effect, without defense, offset, or counterclaim and is extended to the payment and performance of all Guaranteed Indebtedness arising under or in connection with the Credit Agreement and the other Loan Documents. Capitalized terms not otherwise defined here have the meanings specified in this Agreement.

Dated: October 20, 2026.

GUARANTORS:NGS SUB CORP., a Delaware corporation

By:	/s/ KELLY LOYD
Kelly Loyd, Chief Executive Officer

EPM CHAVEROO, LLC, a Delaware limited liability company

By:	/s/ KELLY LOYD
Kelly Loyd, Chief Executive Officer

TERTIAIRE RESOURCES COMPANY, a Texas

corporation

By:	/s/ KELLY LOYD
Kelly Loyd, Chief Executive Officer

NGS RESOURCES, LLC, a Texas limited liability company

By:	/s/ KELLY LOYD
Kelly Loyd, Chief Executive Officer

EVOLUTION OPERATING CO. INC., a Texas corporation

By:	/s/ KELLY LOYD
Kelly Loyd, Chief Executive Officer